Listing Report:Supplement No. 29 dated Aug 12, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 320380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$193.39

Auction yield range:	17.23% - 25.00%	Estimated loss impact:	20.44%
Lender servicing fee:	1.00%	Estimated return:	4.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1998	Debt/Income ratio:	20%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$747	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	3
Screen name:	deadgrassdog	Borrower's state:	California	Borrower's group:	Craigslisters
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	580-600 (Apr-2008) 580-600 (Mar-2007)
Principal balance:	$405.31	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
CashCall mistake
Purpose of Loan:
I made a mistake and made a loan with these sharks about 1.5 years ago and I still owe just about the same amount as I did when I made the original loan.
Occupation: Project Manager
Length of employment: 4 Years

Current Debts:
Capital One Auto Finance $14,515 @ 15.5%
American General Finance $7,435 @ 20.73%
US Dept. Education $13,173 @ 7%
Capital One $465 @ 23.9%
HSBC $665 @ 28.9%
HSBC $320 @ 14.9%
Prosper Market Place $405 @ 25.45%
CashCall $2500 @ 99.99%

Present Budget:
My net income: $4259
Home Care net income $1100
Total Net Income $5359
Expenses:
Rent: $2150
Utilities and Gas: $325Loan Payments:
$265 American General
$124 Student Loan
Car Notes: $425 Capital One Auto
Insurance: $213
Credit cards:
$25 CapOne
$25 HSBC
$25 HSBC
Household/Misc.: $300
Total Expenses: $3877
Left Over: $1,482

Budget After Prosper Loan:
My income: $5359
Expenses:
Same as above plus:
$180 Prosper Loan
Total Expenses: $4057
Left Over: $1,302
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 338412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$260.11

Auction yield range:	17.23% - 18.99%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1995	Debt/Income ratio:	15%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	24	Length of status:	4y 2m
Amount delinquent:	$1,710	Revolving credit balance:	$4,442	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	burtwald	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off credit cards and lower monthly payments. Trying to get a rate lower the 19.99 CC I have.

My financial situation:
I am a good candidate for this loan because?? Always on time? with my payments and have a secure job.

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 50
??Car expenses: $50
??Utilities: $40
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 352066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.41%	Starting borrower rate/APR:	21.41% / 22.90%	Starting monthly payment:	$227.32

Auction yield range:	17.23% - 20.41%	Estimated loss impact:	19.15%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$829	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	myTRUST	Borrower's state:	NewYork	Borrower's group:	Alternative Financing for School
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital for Hedge Fund.!
..I am a Harvard Dropout:?but so was?Bill Gates.!....Now?over the last year or so Ive been laying the foundation down?for my latest Business venture to ensure its?Success.!...I've been doing this through the networking website Linkedin.com..My IDEA is for?a New?Hedge Fund that has?a Twist of sorts; one that will surely separate itself from the many others out there..And as of recently I propositioned?this idea to a very respectable contact of mine who?indicated to me that I need to pursue this venture?further..So I am currently in discussions at the moment with a very highly competent and recommended Fund Manager who is willing to head up my team inorder to make this venture a successful one; once the Fund has been established..That is why I am seeking a loan through Prosper to obtain the Crucial?Capital needed?to create this Fund?while various KEY PLAYERS are already in place..So Please Help me turn my Dream into Reality before my window of opportunity is shut...Thanks?????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417824
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$327.63

Auction yield range:	17.23% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1998	Debt/Income ratio:	23%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	2y 10m
Amount delinquent:	$169	Revolving credit balance:	$3,622	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	realtorlady	Borrower's state:	Illinois	Borrower's group:	Top Borrowers Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,300.00	< mo. late:	0 ( 0% )	660-680 (Feb-2007)
Principal balance:	$1,182.72	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Hiring more employees- need boost
Hello investors,
I am Realtor Lady and I am a great person to loan to. I have been working full-time on my business as an Human Resources consultant. However, I?still work part time now as a Realtor. I am looking to expand my Human Resources business by hiring new employees to handle the recent staffing needs of my community. I have borrowed before using Prosper.com and found it very helpful to my needs at the time.

If you check my profile, you will find that I am fully current with the Prosper loan and paying on time here has helped raise my credit over the last 2 years.

Thank you in advance for funding my loan.

P.S.

I am a very dependable and appreciative individual. Here are some specifics to help you decide to fund my loan.

Annual Income: $40,000 - $49,000
I have a full time job in addition to being a realtor for over the last?4 years.
There were some delinquencies in 2004 after I lost my job that I'd had for over 3 1/2 years. I have since got back on track and have been making payments on time every month for the remainder of my high interest credit cards.

Education Level:
Bachelor of Science in Business Management completed in 2001
Masters of Science in Human Resources Management - still in progress

Please contact me with any questions.

Again, thank you in advance for funding my loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420168
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.50%	Starting borrower rate/APR:	15.50% / 17.68%	Starting monthly payment:	$192.01

Auction yield range:	14.23% - 14.50%	Estimated loss impact:	14.62%
Lender servicing fee:	1.00%	Estimated return:	-0.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1996	Debt/Income ratio:	47%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$39,781	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	gracie29	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help!!! Need to Consolidate = (
Purpose of loan:
This loan will be used to?

My financial situation:
Please note, I have no deliquencies! I am a good candidate for this loan because? I always pay my bills! I found myself in the unfortunate situation of accumulating debt while in college. As I was apt living the bills kept accumulating. However, I did purchase?a home on my own in Oct of 2007. This loan will help me consolidate two of my highest Apr CC. My boyfriend also pays half mortgage and expenses, so my debt ratio is actually lower than calculated, but I can't include his income since we are not married.

You will notice I don't have an actual car payment listed. About 3 years ago I had a very high fico and my credit limit allowed me to finance my car on my credit card @ 3.99% for the life of the loan...however, it has also contributed to the appearance of high balance on on of my revolving accounts.

My credit rating shows a C due to the amount of credit I have and probably because I have applied for a consolidation loan recently. I have a steady job as an analyst for almost five years and also just began working as a Realtor part time. I did not include this income in my submission as I just started so I have not filed a tax return on these amounts yet. I believe I typically make about $12-15K in commissions. I am hoping my Real Estate second job and hobby will help me pay off my debt faster as well.

Please email me with questions! Thanks for considering me!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1994	Debt/Income ratio:	13%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	19y 7m
Amount delinquent:	$3,201	Revolving credit balance:	$3,311	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	65%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	pragmatic-principal	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to pay off a pension account
Purpose of loan:
This loan will be used to? pay a pension account.? After 20 years of working, I was informed by my employer that in order for me to retire in the near future, I must pay off a deficit that is in my pension.?I was unaware of this deficit and have been recently informed.??I am near retirement and would like to withdraw money from my deffered account to pay all my bills, but I am unable due to this deficit of $2500.

My financial situation:
I am a good candidate for this loan because, I have been paying my bills on time and also, once I am able to pay off the deficit then I can withdraw money from my deffered compensation plan to pay off the majority of my bills and get a fresh start.
Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 517
??Insurance: $ 150
??Car expenses: $ 100
??Utilities: $ 60
??Phone, cable, internet: $ 75
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$251.43

Auction yield range:	17.23% - 28.00%	Estimated loss impact:	26.63%
Lender servicing fee:	1.00%	Estimated return:	1.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1994	Debt/Income ratio:	21%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	13	Length of status:	2y 1m
Amount delinquent:	$8,926	Revolving credit balance:	$1,327	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	eped	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-620 (Oct-2007)
Principal balance:	$1,260.50	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Consolidating alot of smaller debts
Purpose of loan:
I am using this loan to pay off the many smaller debts.?

My financial situation:
I have a steady income and with one loan payment verses several I will have more money to get my family out of debt.? I have slowly been paying off my debt for the last?5 years and I have made significant progress. I intend to pay off the remaining balance on my car, the two small credit card balances I have, and the first Prosper loan I have.? I am trustworthy and reliable and I have every intention of paying off this loan.

Monthly net income: $ 2380

Monthly expenses: $ 1799.00
??Housing: $ 920.00
??Insurance: $ 129.00
??Car expenses: $?0.00? (With this loan I will pay off remaining balance on the car)
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $0.00? (paid off with this loan)
??Savings: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2001	Debt/Income ratio:	15%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,272	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	guga0001	Borrower's state:	California	Borrower's group:	Bay Area Techies
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 100% )	620-640 (Latest)
Principal borrowed:	$13,999.00	< mo. late:	0 ( 0% )	640-660 (May-2007) 500-520 (Jul-2006)
Principal balance:	$3,248.60	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Paying Off Debit and Start Over.
Two years ago, you generously funded my second loan for a $9999.00 ? I?m very grateful and thank you for trusting in me again.? Those funds enabled me to resolve some financial issues. I paid back my first Prosper loan in last than a year and I'm more then half way done paying my second loan without never been late. Hopefully, both loans proved my credit worthiness to this group.?? In the past two years the economy got worst again and I found myself using my credit cards more than what I want. I would like to get another loan with a better rate so I can payoff the remaining balance on my first loan ($3246.97) and with the remaining amount I want to pay off all my credit cards to a ZERO balance. I am a very responsible person who had a rough couple years in the past. ?Here is some information about me. I?m a 38-year-old Telecommunications/Network Engineer for an ISP company in the Bay Area. I work for the same company now for 9 ? years and I have 12 years of IT experience. I was first hired in Boston and soon after that offered to move to the Bay Area, not long after that the Telecom world came down everywhere but I manage to survive through re-organizations, more layoffs and a sale. Through this journey I've made some mistakes with money and have learned a lot! I'm there regarding I don?t have anymore negative on my credit thanks to Prosper and you guys, but I do have some balances on credit cards that I would like to clear and make one monthly payment. I know I can do this but a little help would be awesome. Thanks for reading!????????????????????????????????

? My financial situation:?
? Monthly net income: $ 4800.00??

Monthly expenses: $??
Housing: $ 1000.00??
Insurance: $ 235.00??
Car expenses: $ 600.00??
Utilities: $ 180.00 (PG&E and Water)??
Phone, cable, internet: $ 280.00 (Comcast and Vonage)??
Food, entertainment: $ 500.00??
Clothing, household expenses $ 100.00??
Credit cards and other loans: $ 550.00??
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	18 / 17	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,270	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	power-legend1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
UPDATE KITCHEN
Purpose of loan:
This loan will be used to update the kitchen in my house.? I will be replacing the cabinets,countertops and appliances.

My financial situation:
I am a good candidate for this loan because my income will more then cover my expenses plus my loan.? I have never been late on any payment.? I take pride in my credit and its very important for me to keep it clean due to the fact that I'm in the real estate investment business.

Income $8000/month
Mortgage $3100.00 month
Car Payment $350.00 month
Utilities $250.00 month
Credit Cards $550.00 month

These are the majority of my bills.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$188.59

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1996	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,943	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	brownmoose_com	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	(Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
The safest HR you'll find
Greetings!? I will be using the proceeds of this loan to refinance some high rate personal debt ?that I have.? As both a lender and borrower, I know how hard it is to find reliable, steady investments.? Please know that I have used Prosper before (http://www.prosper.com/invest/listing.aspx?listingID=1178) and have paid off my loan in full.? Also know that I do not intend to let the loan reach full maturity and plan to pay it off?as fast?as I can.????

Thank you!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1990	Debt/Income ratio:	27%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	8y 5m
Amount delinquent:	$5,085	Revolving credit balance:	$88,227	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	leverage-surfer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help - need to consolidate
Purpose of loan:
This loan will be used to? pay off short term loans.? Husband was laid off then had heart surgery need to get away from payday loans and make ends meet - please help any loan is better than what I am paying

My financial situation:
I am a good candidate for this loan because?I need to pay these off - I make good money and can make ends meet but need toget beyond short term debt - please any interest rate will work as it will help in the long run

Monthly net income: $ 5500.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$314.29

Auction yield range:	17.23% - 28.00%	Estimated loss impact:	36.13%
Lender servicing fee:	1.00%	Estimated return:	-8.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	18	Length of status:	0y 3m
Amount delinquent:	$348	Revolving credit balance:	$15,840	Occupation:	Student - Community...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	honorable-durability	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up Medical Billing Service
Purpose of loan:
This loan will be used?to?fund the start up cost of?two businesses that I have started.? The first company is a Childrens Resale boutique that can be?found online called Heavenly Treasures Childrens?Resale Boutique.? This boutique sales gently used clothing and childrens items and low prices.? The second company that I have started is a medical reimbursement?company.? This company is?a Medical Claims & Billing Service.? I received my degree in medical billing this past January.? Both of these businesses are home based.

The funds for this loan will be used to buy software, computer equipment, office furniture, office supplies?and advertising fees.? Special software is needed to process these claims in a timely manner to ensure? that physicians and medical practices are paid on time.? Medical Billing is a career that is on the rise and many medical billers are starting their own practices from home.? This saves physicians money and cuts costs down.
My financial situation:
I am a good candidate for this loan because I am a determined hard working individual.? I make all payments on time and I?also have a banking background from previously working in the banking industry.?Being that I am a fulltime student and homemaker I currently do not have income.??Even though I have no income, it does not?stop me from paying?our bills on time and keeping our finances in order. ?My husband is a United States?Marine and my income is his income.? He supports?our family.? I have always been a hard worker and have always contributed to?our household.? I have purchased a few business assests on credit so a few of my credit balances are high.? By?starting these two businesses I am able to help support my family and ensure that?in the near future we will be debt free and able to help others follow their dream of being debt free.?

I also sale clothes on ebay?to?have extra spending money?for gas and small bills.??

I am a work at home mother, fulltime student, wife and homemaker.? I will be receiving My Associate of Arts degree in Behavorial Science this fall.

Monthly net income: $ 5200.? My monthly net income is based on my husbands income.? I expect to have 2 clients/medical practices signed under contract within 2months after receiving the loan.
Monthly expenses: $
??Housing: $ 1800
??Insurance: $
??Car expenses: $ 400
??Utilities: $ 100
??Phone, cable, internet: $?75
??Food, entertainment: $?75
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 275
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,150.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 30.93%	Starting monthly payment:	$47.26

Auction yield range:	11.23% - 26.50%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1998	Debt/Income ratio:	38%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	21 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$51,587	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	henderjkh	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008) 640-660 (May-2006)
Principal balance:	$1,663.02	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Business/Debt consolidation Loan
I am a civil servant and a veteran of the U.S. Air force. I am requesting a loan for $2500 to pay off some high interest credit cards and also purchase equipment for my small business. (Cleaning Contracting). I have never been late on any credit payments in the last?8-9 years and am not currently late on any payments. i have a yearly salary of over $90,000.00 plus VA Compensation. I am a very good candidate for a loan of this amount..

Thanks for your consideration..

JKH
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$828.85

Auction yield range:	17.23% - 20.00%	Estimated loss impact:	35.63%
Lender servicing fee:	1.00%	Estimated return:	-15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-2001	Debt/Income ratio:	35%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$865	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	6
Screen name:	probiz	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College (Law school)
Purpose of loan:
This loan will be used to? Pay for my law school? education

My financial situation:
I am a good candidate for this loan because?Because I have a secure job in Health care as a Nurse for several years now. My job position is always in demand and I feel I can pay this loan back fairly quickly given how much I earn per year.?

Monthly net income: $
6,456
Monthly expenses: $
??Housing: $ 750
??Insurance: $ 100
??Car expenses: $ 450
??Utilities: $ 75
??Phone, cable, internet: $ 30
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 120
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420240
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$125.55

Auction yield range:	17.23% - 23.00%	Estimated loss impact:	35.82%
Lender servicing fee:	1.00%	Estimated return:	-12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1998	Debt/Income ratio:	31%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	20y 8m
Amount delinquent:	$0	Revolving credit balance:	$6,651	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	10
Screen name:	THANKYOU4EVER	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to help pay off credit cards

My financial situation:
I am a good candidate for this loan because I will make my payments on time everymonth and I'm very trustworthy.

Monthly net income: $ 3636.16

Monthly expenses: $
??Housing: $?350/share rent??????
??Insurance: $?90.00
??Car expenses: $?300.00
??Utilities: $?150.00
??Phone, cable, internet: $?85.00
??Food, entertainment: $ 100
??Clothing, household expenses $ 125.00
credit cards and other loans: $200.00
other expenses: $ 175.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$188.38

Auction yield range:	11.23% - 20.00%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1992	Debt/Income ratio:	35%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	19 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,962	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	SMS1865	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 88% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 13% )	580-600 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Help Me Achieve My Goals
Purpose of Loan
This particular loan will be used to pay off my Household Bank credit card with a current interest rate of 21.99%.? ?????

My Goals
My goal is to become?debt free in the next year so I can return to college and finish my degree.? Obtaining a college degree?has been a life?long dream of mine and?I'm asking for your help by?funding this loan?so I can achieve this goal.?

My Financial Situation:
I am a good candidate for this loan because I have a strong work history and a stable job.?

Monthly Net Income:? $2,640

Monthly Expenses:$1,978
? Housing:?$300??Insurance: $50???Car expenses: $532 ??Utilities: $0 (included in rent)???Phone, cable, internet:?$50??Food, entertainment: $150? Clothing, household expenses $50? Credit Card and other loans $846
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	14.61%	Starting borrower rate/APR:	15.61% / 17.79%	Starting monthly payment:	$769.23

Auction yield range:	8.23% - 14.61%	Estimated loss impact:	7.33%
Lender servicing fee:	1.00%	Estimated return:	7.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1996	Debt/Income ratio:	16%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$240,423	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	intuitive-vigilance	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Equipment
Purpose of loan:? To purchase new photocopiers.

My credit score and responsible use of credit speaks to my realistic yet conservative approach to use of debt. I manage my expenses and debt responsibly. The payments on this loan are actually less than our current payments on our old equipment. The payments are not a new expense but actually are a reduction in our monthly cost. Our business is profitable and has solid cash flow. We have been in business for over 25 years. I have 30 years of experience in the industry.Our business is the market leader; we sell more homes and properties than any other real estate company in our county. Our market share has grown to 19%. We have the highest average sales price, lowest market time, higher List Price to Sale Price ratio and, on average our sales people are more productive than any other firm. I can assure all investors that we are a great investment, a solid borrower that can be relied on for timely repayment. I can assure all investors that we are a great investment, a solid borrower that can be relied on for timely repayment. Our business is the market leader; we sell more homes and properties than any other real estate company in our county. Our market share has grown to 19%. We have the highest average sales price, lowest market time, higher List Price to Sale Price ratio and, on average our sales people are more productive than any other firm. I can assure all investors that we are a great investment, a solid borrower that can be relied on for timely repayment. I can assure all investors that we are a great investment, a solid borrower that can be relied on for timely repayment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420258
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	4.50%	Starting borrower rate/APR:	5.50% / 8.97%	Starting monthly payment:	$30.20

Auction yield range:	4.23% - 4.50%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	2.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2007	Debt/Income ratio:	10%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,120	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	boghdan2000	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying computer
Purpose of loan:
This loan will be used to? buy a computer

My financial situation:
I am a good candidate for this loan because?my financial situation is great
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 14.97%	Starting monthly payment:	$32.92

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1979	Debt/Income ratio:	33%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,269	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	okiemechanic	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (May-2009) 620-640 (Mar-2008)
Principal balance:	$2,931.66	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Purchase of Vehicle
Purpose of loan:
This loan will be used to? purchase a?pickup.? ??

My financial situation:
I am a good candidate for this loan because? I have sufficient income to meet my obligations, and my wife's income is about $12,000.00 per year before taxes.? The income and expenses below reflect MY personal income and MY half of our joint expenses.?

Monthly net income: $ 2,494.00

Monthly expenses: $?1,212.00
??Housing: $?207
??Insurance: $?20
??Car expenses: $?200
??Utilities: $?100
??Phone, cable, internet: $?60
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?250
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.98%	Starting monthly payment:	$41.36

Auction yield range:	11.23% - 27.00%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,725	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	elsteel	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high rate credit card
Purpose of loan:
This loan will be used to pay off a high interest rate credit card (currently at 31.99%). This card company decided to?increase my APR without me defaulting on it. This is the reason i want to pay this specific card off. I hate how the card companies like to take advantage of good paying customers. I have already closed one other account because of this practice; Which I will have paid off in the next three months. This loan would lower my monthly payment by $25 or more. I do not plan on taking the full three years to pay this loan back. The amount of time I take to pay this off would depend on the rate I end up paying on it. The?better the rate, the longer I will take to pay it off.

My financial situation:
I am a good candidate for this loan because I have a great payment history.?I have also been employed at my current job for almost?eight years. Although I have a high percent of my income going to paying expenses every month, I am able to meet all my obligations and have money left over. A lot of my credit debt is from paying for school by myself.

Monthly net income: $ 2400 (Cash tips and paychecks)

Monthly expenses: Total $1650
??Housing: $?325 (My boyfriend pays half and lived at same place for 5 years)
??Insurance: $ 65???
??Car expenses: $?100
??Utilities: $?50
??Phone, cable, internet: $?150
??Food, entertainment: $?200 (I pay half and my?boyfriend pays other half)
??Clothing, household expenses $?75
??Credit cards and other loans: $?650?
??Other expenses: $ 35
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	20.00%
Lender servicing fee:	1.00%	Estimated return:	-2.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1989	Debt/Income ratio:	30%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	20 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	51	Length of status:	0y 11m
Amount delinquent:	$576	Revolving credit balance:	$8,402	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ramwea	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 96% )	620-640 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	1 ( 4% )	660-680 (Sep-2008) 660-680 (Jun-2008) 660-680 (Mar-2008) 660-680 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Paying off revolving credit.
Purpose of loan:
This loan will be used to? pay off revolving credit.

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and am very responsible.
I had a little trouble last fall after Hurricane Ike and changing jobs, but am now back on track.

Monthly net income: $ 4,667

Monthly expenses: $
??Housing: $?1000.00
??Insurance: $ 200.
??Car expenses: $ Gas?$100-$150
??Utilities: $ $250
??Phone, cable, internet: $ $130
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1,282
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$108.57

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1999	Debt/Income ratio:	28%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,245	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	librarian78	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 97% )	600-620 (Latest)
Principal borrowed:	$3,850.00	< mo. late:	1 ( 3% )	600-620 (May-2008) 520-540 (Dec-2006)
Principal balance:	$848.35	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
New Grad Starting Librarian Career
I am a newly graduated library science student living in the Bay Area, CA. After 2.5 years of hard work, I have completed the coursework to earn my Master's degree, and am excited to start my career as a librarian.

I am hoping to secure a loan to pay for basic living expenses as I search for a full-time position. During my job hunt, I will earn income through temp work and waitressing, which will allow me to make monthly loan payments. In addition, my boyfriend and I plan to move to a lower-rent apartment this summer, and the loan would help facilitate that move (i.e., security deposit and truck rental).

I have been a member of Prosper since December 2006, and have received two loans that allowed me to finish grad school: One paid off in full ($2,550) and one active (current balance is $848.35). To date, I have made a total of 35 timely and in-full loan payments. My experience with Prosper and its lenders has been wonderful. During the processes of getting my first two loans funded, I was impressed by the kind support and encouragement of the Prosper community.

Years of working for non-profit organizations and supporting myself through school have left me with some debts, hence my E rating. However, I am very responsible about paying my debts on time and pride myself on being a responsible borrower. Please feel free to ask me any questions or request more information. Thank you for looking at my listing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1998	Debt/Income ratio:	31%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	2y 6m
Amount delinquent:	$9	Revolving credit balance:	$11,456	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Mags53	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 100% )	620-640 (Latest)
Principal borrowed:	$11,300.00	< mo. late:	0 ( 0% )	720-740 (Apr-2009) 760-780 (Jan-2008) 780-800 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Consolidate Debt & Son's Student Lo
Purpose of loan:
This will be my?third Prosper loan...I am going to pay off some debt and then use the remainder to help with college expenses for my youngest son.? With my first loan I was able to help my older son pay off his car and also I paid off a credit card.?? I paid off my first 2 loans in less than 2 years.
My past rating was a AA...I think the only reason I am not a AA is because of debt ratio...but I am ahead on every single payment for all my creditors.? I just need to get rid of some debt.

My financial situation:
I have a very good job, my husband takes care of paying the house expenses and I tend to pay double payments on my bills monthly.? I see myself paying off this loan in 18 - 20 months.? I am doing what I can to become debt free in order to be able to help others.?

Monthly net income: $ $1600

Monthly expenses: $?1200????
??Insurance: $ $50
??Car expenses: $ $320
??Utilities: $ Paid by husband
??Phone, cable, internet: $ Paid by husband
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ $250 (this will become my payment to Prosper.com)
??Other expenses: $ $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.13%	Starting borrower rate/APR:	9.13% / 11.23%	Starting monthly payment:	$70.09

Auction yield range:	3.23% - 8.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1990	Debt/Income ratio:	16%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,496	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tr8dergal	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	780-800 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	780-800 (Mar-2008)
Principal balance:	$1,199.67	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Re-Invest In Prosper
Purpose of loan:
This loan will be used to reinvest in Prosper

My financial situation:
I am a good candidate for this loan because, I have very little debt and do not like to have a lot of bills.? I am employed full time and pay all of my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,950.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$159.72

Auction yield range:	4.23% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1995	Debt/Income ratio:	4%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,072	Occupation:	Analyst
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	best-value-sceptre	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Volvo for our family
Purpose of loan:
This loan will be used to buy a Volvo for my family.? This car is from a friend and well maintained.??Purchasing this car?will reduce my monthly auto expenses, personal property taxes and lower insurance costs.

My financial situation:
I am a good candidate for this loan because I have a stable income in an industry that is not currently experiencing layoffs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.90%	Starting monthly payment:	$39.76

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1990	Debt/Income ratio:	37%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Part-time employee
Now delinquent:	3	Total credit lines:	25	Length of status:	4y 0m
Amount delinquent:	$28,461	Revolving credit balance:	$286	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	deal-explosion	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt
Purpose of loan:
This loan will be used to pay off an?outstanding loan. Agreement with any loan should be honored.

My financial situation:
I am a good candidate for this loan because I take seriously the method of sowing and reaping. Kindness that is extended should be appreciated and due compensation made.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,450.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.83%	Starting monthly payment:	$65.59

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	39%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	33	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,945	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	smartmoney11	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,551.00	< mo. late:	0 ( 0% )	640-660 (Dec-2007)
Principal balance:	$1,438.40	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Becoming Debt Free!
Purpose of loan:
The funds from this loan will be used to lower our pay-off on one of our two auto loans so we then can sell the 2nd vehicle and free up between $650-$700 per month (between the auto loan, insurance, gas, and repairs).? My husband and I both work close to home and only need one car at this point in our lives.? Our highest priority is becoming debt free and if we can unload this 2nd auto loan, it would free up $650- $700 per month to pay towards our other debts.?

My financial situation:
I am a good candidate for this loan because I have a stable teaching job (I've been teaching for over 11 years).? My husband has been in his current position for the past 6 years and has been in the same field for over 10 years. We pay all our bills on time and have a monthly budget that allows my husband and I the peace of mind to know when our bills will be paid each month.? We have another Prosper loan (which will be paid off in less than 18 months) and continue to keep the loan current.?

Monthly net income (household): $ 6100

Monthly expenses: $ 5521
??Housing: $ 1270
??Insurance: $ 190
??Car expenses: $ 1220
??Utilities: $ 173
??Phone, cable, internet: $ 218
??Food, entertainment: $ 600
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1550
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$795.20

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1996	Debt/Income ratio:	39%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$24,971	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	economy-fighter	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all my credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards which in turn will help me get out of debt. Right now I am spending more on interest than I am on paying down the principal of the loans. This would also give me more money in my pocket every month. This loan would just put me in a whole better?financial?situation?overall. I have always payed my credit cards and house payment on time. The only time I was ever late was when I first got a divorce and I was only a couple days late on my credit cards(never my house) and they raised the interest rates. So I would like to completely get rid of my credit cards with this loan.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time. I take pride in knowing my bills are paid. When I got a divorce my bring home pay was cut by a lot but I have still managed to stay above water. This loan would get everything back on track. I have been at the same job for almost 15 years and I have a very stable job. I have worked my way from the bottom to the top in this company by hard work and dedication.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1994	Debt/Income ratio:	14%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	17y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,347	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	johnmor6	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2007)
Principal balance:	$1,101.01	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
pay off credit cards
Purpose of loan:
(explain what you will be using this loan for)
Pay off a loan taken out against retirement savings. Then take out a new loan against the same account in the amount of? my credit card debt, including this prosper loan. This new poan will cost me nothing since it is taken out of my own savings.
My financial situation:
(explain why you are a good candidate for paying back this loan)
I have a good steady income
Monthly net income: $2700 this includes deductions for heath and dental insurance
Monthly expenses: $
??Housing: $ 655
??Insurance: $ 100
??Car expenses: $ 150
??Utilities: $ 75
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $?600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420328
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1984	Debt/Income ratio:	23%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	50	Length of status:	33y 5m
Amount delinquent:	$877	Revolving credit balance:	$4,364	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	124%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	foxeylady	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$1,185.15	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Car Repair
Purpose of loan:
This loan will be used to? It's time for my hundred thousnad mile check -up on my Honda, need timming belt changed, new tires and battery. I need to have this done before winter as I work 23 miles from my job.
My financial situation:
I am a good candidate for this loan because? I have two jobs and have been on my full time job for 32 years and my part-time job over ten. I have never been late or behind on my first loan with Prosper.

Monthly net income: $ 2300

Monthly expenses: $ 1849
??Housing: $ 699
??Insurance: $
??Car expenses: $ 110
??Utilities: $140
??Phone, cable, internet: $90
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $?350
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$318.39

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1990	Debt/Income ratio:	22%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$17,022	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	organized-wealth	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: This loan will be used to consolidate line of credit debt into one payment.?

My financial situation: I am a good candidate for this loan because I pay on time every month per my credit report.? Also I'm a medical device rep with plenty of income.? I'm also a real estate investor with plenty of equity in my 4 homes.? Texas laws have increase the tiime it takes to refinance if you are cashing out equity.? So I'm forced to consolidate debt until I can refinance to pay it off.

Monthly net income: $ 7500

Monthly expenses: $???
Housing: $ 800??
Insurance: $ 0??
Car expenses: $ 0 - Company car?
Utilities: $?200??
Phone, cable, internet: $ 400??
Food, entertainment: $ 250??
Clothing, household expenses $ 0??
Credit cards and other loans: $ 1100??
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.58%	Starting borrower rate/APR:	22.58% / 24.85%	Starting monthly payment:	$769.82

Auction yield range:	8.23% - 21.58%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1975	Debt/Income ratio:	36%
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	22 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,397	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	thoughtful-basis	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fund growth
Purpose of loan:
This loan will be used to purchase inventory for the rapid growth tht we are experiencing.? We provide a kit for people that teaches them how to get out of debt, plan for retirement, save money on taxes, and create a spending plan.? We recently started advertising on the Internet and our sales have exploded.? We need to produce more kits but we haven't collected all the funds from the previous sales.? To see our product go to www.mmforlife.com

My financial situation:
This debt will be repaid by our company that is currently generating about $30,000 a month in revenues.? We expect that to continue to increase by at least 10% a month following the trend that started in March when we began our Internet campaign.? We currently have 3 seperate companies that are interested in funding a large marketing campaign that would generate even greater sales.? I am a major shareholder of the company so any results will benefit me directly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420352
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,165.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.59%	Starting borrower rate/APR:	25.59% / 27.90%	Starting monthly payment:	$206.97

Auction yield range:	11.23% - 24.59%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2006	Debt/Income ratio:	20%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$607	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	one_god	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	700-720 (Sep-2008)
Principal balance:	$5,190.06	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Buying a new Car
Purpose of loan:
This loan will be used towards buying a new more fuel efficient car.

My financial situation:

I am an excellent candidate for this loan because I am very trustworthy and responsible. I always pay my bills on time. Being a hard-worker and motivated are two of my strengths. My credit is also young, and I will pay off this loan to start building my credit.I rather pay Prosper Lenders and do business with this great website and its lenders instead of going to a Bank, and also I will set up direct payments through ACH from my bank account, so all payments will be paid on time. I am currently working as a security supervisor in Seattle and going to college to get my degree in criminal justice. Your help with this will be appreciated.

.
Monthly net income: $ 2200 to 3000

Monthly expenses: $ 920
??Housing: $ 400 Rent
??Car expenses: $ 250
??Phone, cable, internet: $ 70
??Food, entertainment: $ 150
??Clothing, household expenses $ 50

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.90%	Starting monthly payment:	$39.76

Auction yield range:	8.23% - 24.00%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1993	Debt/Income ratio:	70%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$32,729	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0
Screen name:	tenacious-liberty	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Payment
Purpose of loan:
This loan will be used to?

My financial situation:
I realized that I am short my Auto payment for next week - I also have some additional Auto and Misc. expenses?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$143.70

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1998	Debt/Income ratio:	16%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,029	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dynamic-transparency	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finish Basement
Purpose of loan:
This loan will be used to finish approximately 1100 sq ft of basement space.? I would use the loan to purchase materials such as, 2x4 studs, nails, drywall, drywall screws, drywall mud, paint, carpet, moulding, door framing, doors, and other miscellaneous materials.

My financial situation:
I am a good candidate for this loan because I am finally in a good financial situation in my life.? I have a full time job and a part time job.? My full time job pays out quarterly bonuses to add to my income.? I pay my bills on time and I feel comfortable with my finances.? My wife and I purchased our first home two years ago.? This was not only our first home but our first brand new home, built for us.? At that time we did not have the option of finishing the basement area off, instead we were given a finished bathroom in our unfinished space.? We would now like to utilize that space and make an area where we can spend time as a family and have an area where our two girls can play games and have fun.

Monthly net income: $? full time job $2600
? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?? Part time job $800

Monthly expenses: $
??Housing: $ 1440
??Insurance: $ 100
??Car expenses: $ 525
??Utilities: $ 80
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 93
??Other expenses: $ 150 (gas)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.61%	Starting borrower rate/APR:	26.61% / 28.94%	Starting monthly payment:	$1,015.41

Auction yield range:	8.23% - 25.61%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1981	Debt/Income ratio:	70%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,124	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	p2p-chairman	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rocky Tots Learning Center
Purpose of loan:
The 25,000 will be used for purchasing playground equipment($6,000), napmats($1,000), child height tables($5,000), child height chairs($500) website development($500)?and $12,000 to help with the costs of the first month (electric water insurance)
My financial situation:
I am a good candidate for this loan because there is a large need for childcare in my county .Me and my management have over 60 years of experience and know what it takes to run a successful daycare facility. By recieving this loan you will be allowing me and my daughters to open what we feel will be the best learning facility in our county.?We have everything it takes except for these last few items and our dream will be under way.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$196.16

Auction yield range:	17.23% - 23.00%	Estimated loss impact:	35.82%
Lender servicing fee:	1.00%	Estimated return:	-12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1994	Debt/Income ratio:	18%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	4y 2m
Amount delinquent:	$4,930	Revolving credit balance:	$2,834	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	103%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	12
Screen name:	dbear22	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 95% )	600-620 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	1 ( 5% )	600-620 (Oct-2007)
Principal balance:	$2,204.51	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Rebuilding credit
Purpose of loan:
Hi I am looking for a loan that I can repay to build my credit back up to what it once was. I experienced a failed business a while ago and it ruined my credit. But now I have a stable job that pays well and would like to get my credit back on track?

My financial situation:
I will pay back this loan, it is a promise. I have a good job as a Operations manager with a very old and large publicly traded company, I have very little debt and I really need this opportunity to?begin to rebuild my credit.?
My wife also works and earns approx. 1500 to 2k a month that is not added in the figure below so as you can see I can easily afford this and I can assure you that should you bid on this loan it will be a good and safe investment for you. to me this loan is not an just an obligation but a fresh start. thanks so much for looking

Monthly net income: $
4441.66
Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 250
??Car expenses: $?310
??Utilities: $350
??Phone, cable, internet: $ 240
??Food, entertainment: $ 800
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$163.30

Auction yield range:	17.23% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2000	Debt/Income ratio:	31%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,765	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vi3tsk8erboi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,750.00	< mo. late:	0 ( 0% )	600-620 (Mar-2008)
Principal balance:	$3,911.44	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Debt Consolidation
Purpose of loan:
This loan will be used to refinance my first loan with prosper. My previous loan was for $5750 @ 26 % interesting.

My financial situation:
I am a good candidate for this loan because I have paid on time every month for my previous loan.

Monthly net income: $2500

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 125
??Car expenses: $
??Utilities: $ included in rent
??Phone, cable, internet: $ 75
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$362.68

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1997	Debt/Income ratio:	26%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	4y 9m
Amount delinquent:	$479	Revolving credit balance:	$10,731	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	credit-cleansing	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Cart Debt Consolidation
Purpose of loan:
This loan will be used to assist me on a fasted path to reducing and eventually eliminating my debt.? I am aggressively paying off high interest loans/cards to reduce my debt and improve my credit score.

My financial situation:
I have been with my current employer for nearly five years.? I have a good income and proven track record.? My lower than desired credit is due to a failed business venture and I am proud to say that the scores have been on an upward swing for the last five years and I am on my way to debt elimination!?
Monthly net income: $ 3950

Monthly expenses: $
??Housing: $ 719
??Insurance: $ 125
??Car expenses: $ 491
??Utilities: $ 326
??Phone, cable, internet: $ 115
??Food, entertainment: $ 300-400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 300
??Other expenses: $ 750 (estimate, misc spending)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.23%	Starting borrower rate/APR:	12.23% / 14.36%	Starting monthly payment:	$299.92

Auction yield range:	11.23% - 11.23%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	0.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1979	Debt/Income ratio:	>1000%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$25,290	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Cupcakeindy	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	740-760 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	760-780 (Jan-2008) 760-780 (Jun-2007)
Principal balance:	$3,111.85	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Would Like Help Again
Purpose of loan:
This loan will be used to? Pay off high interst credit cards, my current Proper loan and some medical bills.

My financial situation:
I am a good candidate for this loan because? I'm a very trustworthy individual, who has a lot of pride in paying my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$928.96

Auction yield range:	17.23% - 18.99%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	24 / 22	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	54	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$40,314	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	bold-intrepid-loan	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory Debt Consolidation Loan
Our business attempted to get an SBA loan through a local bank last year for new products and inventory, which the bank could not lend us the funds, so used my personal cards to finance new product lines and a very large inventory to help us be more competitive with lead times. As a result, even in this recession, we are seeing a 15% growth over last year, which we ended up the year with 50% growth year to date because of our bold move to expand our product lines and inventory. I am looking for a debt consolidation loan as I am working to get towards a 30% debt to credit ratio to allow our business to unsecured lines of credit, as to move business debt away from personal credit cards in this very volatile credit market. Many of our credit cards used for day to day purchases have had their limits lowered, impacting purchasing ability, as well as negatively affecting my credit score and debt ratio. Even though I don't have AA credit because of my debt ratio, I have zero delinquincies and otherwise have an excellent credit history, hurt only by a significant reduction in credit lines since the first of the year by lenders.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2000	Debt/Income ratio:	30%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	1y 10m
Amount delinquent:	$210	Revolving credit balance:	$8,325	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	daler0122	Borrower's state:	Ohio	Borrower's group:	Automotive Technicians
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	600-620 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	1 ( 4% )	600-620 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Loan for House.
Second time borrower. First loan paid in Full

Purpose of loan:
I would like to buy a house but need some cash to procede. I will be buying a 3 bed 2 bath home.? The seller is contibuting 6% towards closing cost. We will be using $800 for the first years insurance. We will get this back at closing. We will also pay the appraisel $300.? We have to put down $3800 on the house which isn't the problem. The problem is the things like insurance and the appraisel. We will get the money back at closing but have to come up with it all first.? The 6% the seller is contributing comes out to $6500. Clsoing costs are estimated at $3500. So we $1100 accounted for. The other $1900 we will prepay PMI on the loan and what evers left will be used to buy points.
My financial situation:
I work full time. I work four days a week, ten hours a day for NTB. I have 3 days a week.
Monthly net income: $
I make roughly $2600 a month at NTB. This income I can document.
Monthly expenses: $
??Housing: $ 700
??Insurance: $ 50
??Car expenses:?I own my vehicles. I buy cars to fix up and sell as well. I have 7 cars right now.
??Utilities: $ 150
??Phone, cable, internet:?We have no home phone, cell phones are under the business.
??Food, entertainment:?$200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.73%	Starting borrower rate/APR:	25.73% / 28.05%	Starting monthly payment:	$582.13

Auction yield range:	8.23% - 24.73%	Estimated loss impact:	8.59%
Lender servicing fee:	1.00%	Estimated return:	16.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	43%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$43,839	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ssjll	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-740 (Latest)
Principal borrowed:	$7,250.00	< mo. late:	0 ( 0% )	740-760 (Jun-2008) 740-760 (Apr-2008)
Principal balance:	$3,888.81	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Goal is "Cash Only Life"
Purpose of loan:
I plan to use the loan to pay off credit cards and a personal loan used for a home improvement project.? We have purchased a new home in the past two years and haven't been able to refinance due to the economy.? We invested in a transitional area and were planning to refinance and consolidate most of our debt, but due to the foreclosures in the area we have seen a decline in our property value.??I truly want to reach my goal of a debt free life.? I have?my first Prosper?loan on track to?be paid early, and I have never missed a payment or been late.? We hope to keep using Prosper until we are debt free and can live a cash only life.? Please check my record with Prosper!

My financial situation:
I have a stable job that I have been with for 13 years and 10 months.? I also have a partner that has been with her job for 12 years, and who makes 75,000/ annually that isn't factored in to my profile.? We split all of the bills which also isn't reflected in the debt to income ratio.? We have started our life in a new house and have certainly acquired some debt in combining households, but we are focused on eliminating our debt.?I have great credit and pay my bills on time.??I have all the lines of credit in my name because I?have the better credit, but we work as a team.? I take my credit very seriously, and appreciate anyone that?gives us an opportunity to get rid of our debt.?

Combined Monthly take home-? $6,810.00?? Outgoing bills- $4,185? Consolidation will make bills even lower allowing to pay off loan quicker.

Monthly Bills:
Mortgage-?????? $1,475.00
car-????????????????????450.00
Insurance???????????175.00
Household bills??? 525.00
camper???????????????170.00
credit cards???????? 990.00? (includes 525.00 for home improvement line of credit)
Accelerator?????????400.00?? budget this to go on smallest card and as they are paid it rolls to the next card.
total bills?????????????4,185.00

Income- $6,810
Bills-??????$ 4,185

Living expenses-? $2,625.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.23%	Starting borrower rate/APR:	12.23% / 14.36%	Starting monthly payment:	$616.50

Auction yield range:	11.23% - 11.23%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	0.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2002	Debt/Income ratio:	20%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$580	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	greg8103	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	760-780 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	760-780 (Apr-2008)
Principal balance:	$6,154.61	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Investor 2

Hello Everyone,

I plan to use?the loan 2 in order to use leverage and take advantage of current mess in the stock market.

For now, I am planning to purchase the following :

Cash Reserve??????????????????????????? Ally Direct???????????????????????????????????????????????????? $ 3,000
Muni Bond??????????????????????????????? CUSIP: 575898AL5 5 bonds?????????????????????????????? 3,000
Private Equity EFT???????????????????? PSP??????????????????????????????????????????????????????????????? 4,000
Emerging Market CEF????????????????MSF??????????????????????????????????????????????????????????????? 4,000
REIT CEF??????????????????????????????????IIA?????????????????????????????????????????????????????????????????? 4,000
???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ??????? 18,000 ???????????????????????????????????????

My financial situation:
I am a good candidate for this loan because:

1) I have almost perfect credit and no a lot of debts.
2) Even after the loan my ratio of assets to debts would be 4 to 1.?
3) I have over 500 dollars left over after expenses + 2 loans a month.
4) I can always sale the bond/mutual funds/eft in order to?meet loan obligations.
5) With the cash reserve above I have 10 months of sitting in cash reserve.?
6) I plan to buy a real estate in the near future ?& last thing I need is a bad credit.

Thank you for investing in me.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$201.45

Auction yield range:	14.23% - 25.00%	Estimated loss impact:	15.13%
Lender servicing fee:	1.00%	Estimated return:	9.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2005	Debt/Income ratio:	45%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,882	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Alphaman2k1	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Feb-2007)
Principal balance:	$704.44	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Paying for last 2 terms of college
Purpose of loan:
This loan will be used to pay for my last two terms of college so that I may persue a teaching career.

My financial situation:
I am a good candidate for this loan because I have a good pay history with all my bills as well I have future plans of buying a house and will like to increase my credit score to achieve a better rate.

Monthly net income: $ 1700

Monthly expenses: $
??Housing: $?250
??Insurance: $ 25
??Car expenses: $ 483
??Utilities: $?75
??Phone, cable, internet: $?70
??Food, entertainment: $ 150
??Clothing, household expenses $?100
??Credit cards and other loans: $ 200
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1988	Debt/Income ratio:	31%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	19 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	10y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,300	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	feisty1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	560-580 (Dec-2007)
Principal balance:	$539.74	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to? Help my daughter with college expenses & to get her into the nursing program. The State has cut their grant program due to budget cuts, and she needs to pay for her classes or she'll be dropped!? She is holding a 3.8 grade point average! ? I do have a small balance on a previous loan through Prosper, and have never been late with a payment.? I will most likely pay that off if I get this loan.? My first listing was for more than double this amount, but my mother has offered to pitch in a help with some of the related costs. I've put the balance of her expenses on a high interest credit card, but would love to pay that off.? Thank you in advance, for all and any help.

My financial situation:
I am a good candidate for this loan because? I work with for City government.? I am so high up on the seniority list, that they would have to close up, before a lay-off could affect me!? We are union workers, so my income and financial situation is stable.? I have never made a late payment on my current loan.? I am dedicated to my responsibilities and now, my daughter is just about through college!? We can finally see the finish line, and I'd like to help her through!? Please help me help her...

Monthly net income: $ 2540

Monthly expenses: $
??Housing: $ 239
??Insurance: $ 100
??Car expenses: $ 500
??Utilities: $ 70
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 450
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1989	Debt/Income ratio:	79%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	10 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	42	Length of status:	9y 1m
Amount delinquent:	$711	Revolving credit balance:	$5,759	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	129%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	211077	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 620-640 (Sep-2008) 600-620 (Mar-2008) 600-620 (Sep-2007)
Principal balance:	$1,194.52	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Small business Use
Purpose of loan:
This loan will be used to invest and to pay for advertising for a couple of direct mail businesses that?I am promoting?on-line as well as off-line.
One of my goals is to work from home and to be able to help as many people as I? can do the same thing if they wish to do so. But first I need to get some money for stamps and flyers and postcards. And no matter the business advertising is expensive.
My financial situation:
I am a good candidate for this loan because I have another prosper loan that?
I have paid ontime for?23 months and counting.?My husband pays the main bills of the household and I pay the others.

Monthly net income: $ 1600.00
(this does not include my husbands income)
Monthly expenses: $
??Housing: $ 700.00
??Insurance: $ 245.00
??Car expenses: $ 220.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 145.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1993	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,210	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	recktoday1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	660-680 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Rental Unit Update
Purpose of loan:
This loan will be used to update a Condominium that I had purchased last year. I am moving in with family, and have decided to rent the unit out. The property needs new carpet, hardwood floor repair, and and new light fixtures. The property is located in Chicago's beautiful South Loop, and is in a popular building that is highly in demand. I already have tenants lined up.

My financial situation:
I am a good candidate for this loan because I have a guaranteed structured settlement as my main source of income. I have borrowed $10,000 before on prosper and have paid the loan back within 1 year, with no late payments. Additionally, the property was purchased at a discounted rate of 339k, and I put down 25%.

Monthly net income (Without Rental Income): 3500

Monthly expenses: $2800
??Housing: $0 - Living With Family
??Insurance: $100
??Car expenses: $220
??Utilities: $0 - Living With Family
??Phone, cable, internet: $180
??Food, entertainment: $600
??Clothing, household expenses $200
??Credit cards and other loans: $900
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 14.97%	Starting monthly payment:	$32.92

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1979	Debt/Income ratio:	77%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,394	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ndlmklandman	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	700-720 (Latest)
Principal borrowed:	$1,575.00	< mo. late:	0 ( 0% )	700-720 (May-2009) 620-640 (Oct-2008) 660-680 (Jun-2008) 660-680 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Business expense
Purpose of loan:
This loan will be used to??purchase some equipment for my business and pay business expenses.

My financial situation:
I am a good candidate for this loan because? My FICO score is improving each month,?I'm making good money ($40 to $50 per hour, part time) and my husband's take-home per month is $2540.? The income and expenses listed below reflect MY personal income and half our joint expenses.???

Monthly net income: $ 1000

Monthly expenses: $?987
??Housing: $ 207
??Insurance: $ 20
??Car expenses: $ 150 (Most of these expenses are reimbursed by clients)
??Utilities: $?100
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $?75
??Credit cards and other loans: $?175
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	36	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$764	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	delectable-bonus	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start Capital for Business
Purpose of loan:
This loan will be used to start busines

My financial situation:
I am a good candidate for this loan because the skills I have acquired and the progress I have made so for in the creation of the business. I?have already taken care of all registration and taxes. I will use the funds for marketing, office supplies?and to bridge me over to obtain more clients. By obtaining a bridge loan will allow me to better serve the market in which I have entetred by allowing me the flexibility to persue more clients.

Monthly net income: $
1000.00
Monthly expenses: $
??Housing: $ 1758.20
??Insurance: $ 350.00
??Car expenses: $ 352.78
??Utilities: $ 120.00
??Phone, cable, internet: $ 245.20
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 140.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.98%	Starting borrower rate/APR:	23.98% / 26.27%	Starting monthly payment:	$529.50

Auction yield range:	8.23% - 22.98%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1999	Debt/Income ratio:	79%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,237	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ftcb07	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	760-780 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	800-820 (Jul-2008)
Principal balance:	$9,372.20	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Invest in Real Estate
I will use this loan to invest in real estate. I want to take advantage of investing in a 20 unit building that is fully occupied. I have waited for this opportunity and it has finally presented itself. Please help me become part owner of this building.

I am currently working and I will start a new job this month. I will continue to work at the job I am currently at and work at my new job as well.

I am a great candidate for this loan because?I pay my bills on time and have an?excellent credit history. I have never been late on any of my bills or missed a payment.? I can definitely?make the monthly payments to repay this loan?without any problem. I figure why not pay Prosper back ?instead of the bank. Thank you for taking the time to read my posting and considering me for loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$85.59

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1990	Debt/Income ratio:	37%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$12,533	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bwight	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$1,675.64	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off Credit Cards
Purpose of loan:
Pay off 5 low balance credit cards?with high interest rates, I?ve been making larger than required payments on all of them but it?s slow going to get the balances?paid off. This loan will help me to get them paid off and lower the overall interest rate.

My financial situation:
I have always been very?responsible about my bill paying practices. My payments are made on time. I am an IT technician for a great company?in San Diego, I have a small?home based business?that brings in an extra $1200.00 or so per month. I own my car free and clear. I am a home owner and have never been late on my payments.

Monthly net income:?
IT Job pays Net:?$2500.00?
Home business:? $1200.00?(This and my rntl income are not figured into my DTI ratio on prosper)
Rntl Roommate:?$1000.00
Total income??????$4700.00

I have investments that are doing pretty good, but they have steep penalties for early withdrawals, as they are all part of retirement funds.

Monthly expenses:?
Housing: $ 1800.00??
Insurance: $ 330.00 (includes business, car, home?owners, life)??
Car expenses: $ 200 (Gas only - No carpayment)??
Utilities: $ 400 (Electricity,?Natural Gas, Highspeed Internet, cable TV, Phone)??
Food, entertainment: $ 300??Clothing,
household expenses $ 200??
Credit cards and other loans: $ 780.??
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.59%	Starting borrower rate/APR:	25.59% / 27.90%	Starting monthly payment:	$200.36

Auction yield range:	11.23% - 24.59%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1995	Debt/Income ratio:	23%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	19 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$110,854	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pcgenius	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower the interest on credit cards
Purpose of loan:
I have organized my credit cards and begun paying them off completely. I have paid off 2 so far in the last 3 months. I am looking for a loan to wrap up 3 smaller debts to reduce the 29% interest and just speed things along. Plus I wanted to try Prosper.com. This loan will free $250 and over $120 in interest each month. This is how I will secure my payments back to you.

My financial situation:
I am a good candidate for this loan because I have always paid all of my debts. I have a stable home and job, and my income has increased rapidly over the last 10 years. I have been very fortunate. My credit score is low because of the large number of cards I have. This keeps me from getting lower rates with traditional lenders. I am a computer programmer (15 Years) and US Army Veteran and my wife is a public school teacher (8 years).

Monthly net income: $ 6453 (This is not household (wife's is another 3200))

Monthly expenses: $?4408 (This would be my share of expenses, down to the groceries)
??Housing: $ 1100
??Insurance: $100
??Car expenses: $ 982
??Utilities: $ 250
??Phone, cable, internet: $ 160
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1500
??Other expenses: $ 16

Please help stop the banks from taking 29% interest from me just because they changed the rules to make more money.

A small $25+ investment on your part will go a long way and earn you a decent return.

Thank you for taking the time to review my application.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	35.00%	Starting borrower rate/APR:	36.00% / 39.48%	Starting monthly payment:	$347.81

Auction yield range:	17.23% - 35.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1995	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	23	Length of status:	7y 3m
Amount delinquent:	$2,172	Revolving credit balance:	$2,516	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	funds-knickers	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolodation
Purpose of loan:
This loan will be used to pay off high interest credit card debt and bring other accounts to current status.

My financial situation:
We have had some untimely medical situations arise in the recent past which has led to our current situation. We have since overcome those obsticles, and are now working to get back on our feet and on solid ground.? We will certainly be able to accomplish this with a little financial help.??We are a good candidate for this loan because of the lenghth of?our employment?and residence.??We have good payment histories with?our current debtors (recent exceptions excluded), and an income increase is comming on my next contract.??We have?more than enough income to support the payment after all bills have been paid.

Monthly net income: $ 5,666.66

Monthly expenses: $ 2615
??Housing: $ 1065
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 250
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	27.18%	Starting borrower rate/APR:	28.18% / 30.53%	Starting monthly payment:	$207.30

Auction yield range:	8.23% - 27.18%	Estimated loss impact:	9.15%
Lender servicing fee:	1.00%	Estimated return:	18.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	13	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$31,413	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	leverage-shooter	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital
Purpose of loan:
This loan will be used for working capital.? It is useful to maintain a small amount of working capital in an account to cover any unusual expense and increased marketing.? For tax purposes, it is best to utilize funds from a loan for this purpose.

My financial situation:
I am a good candidate for this loan because my credit history is excellent and my law practice produces sufficient income to pay back the loan.? In addition, I have personal income from other sources and own a home.? Payment is not an issue.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1995	Debt/Income ratio:	50%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	21	Length of status:	7y 0m
Amount delinquent:	$877	Revolving credit balance:	$6,076	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wall12ace	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	620-640 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	1 ( 4% )	600-620 (Jul-2007)
Principal balance:	$3,527.76	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Help on time prosper member-NOT HR
?? First and Foremost this is my second Prosper Loan and the 1st is two years in and on time. My Credit score has risen since?my last loan. ?Having said that, I am applying for your support in order to bridge the gap from my wifes unemployment. She had kept 2 kids for the last three years and a couple months back she was informed with little notice they would not be staying with her any more. Long story short it hurt us worse than I expected. She is now keeping 2 new infants?and has resumed her income, but it would be nice to get a little breathing room and pay off a couple of things that have been late. I wasnt sure if it would be better to apply for more or just enough to get back to the original amount of the first prosper loan. If it would be better to add enough to pay off the 1st prosper loan then someone let me know.

Purpose of loan:
The purpose of this loan is to?payoff debt.

Financial situation:
I have been in education for?7 years(all spent at the same school). While being?a teacher?may not be a universal endorsement, I would like to believe it says something about my values and honesty. I am a contracted worker who is paid on a monthly basis at the beginning of every month. My wife keeps our kids as well as a few others and makes money while being able to raise our kids. We are honest people who get by and will?continue to get by with or without this loan. I have had good credit for years and have never defaulted on anything. Just like most people we have had our troubles and the last few months have been the roughest with my wife being out of work. In looking at my credit you will see that I have had some late payments but things always get paid. ?I tell this because I do not want anyone to think I am trying to hide anything.?Not sure what else to say other than me and my wife have stable jobs and income that would allow us to?make this monthly payment just as I have been making?my other Prosper payment for two years. Thank You for your consideration. ??

Monthly net income: $
Myself $2900
Wife $1280

Monthly expenses: $
Housing: $ 750??
Insurance: $?45??
Car expenses: $?500? (gas included) (my truck is paid for)??
Utilities: $ 150??
Phone, cable, internet: $ 110??
Food, entertainment: $ 200??
Clothing, household expenses $?50??
Credit cards and other loans: $ 1300??
Baby supplies(diapers,food,etc) $150
Visa $4000 32%
Visa $2000 22%
Mastercard $2000 19%
One other with a low intrest rate that we are not consolidating due to great intrest rate.

Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.59%	Starting borrower rate/APR:	25.59% / 27.90%	Starting monthly payment:	$260.47

Auction yield range:	11.23% - 24.59%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1996	Debt/Income ratio:	34%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	15y 8m
Amount delinquent:	$0	Revolving credit balance:	$45,141	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	martin11	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	700-720 (Apr-2009) 680-700 (May-2008) 720-740 (Apr-2008) 740-760 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
paying off my credit card
Purpose of loan:
This loan will be used
pay off a high interest credit card
My financial situation:
I am a good candidate for this loan because?
I dont have any DQs or have had any public records or late payments
I have always paid my bills on time.

house 1975
insurance 115
car 650
utilities 300
phone 175
food 300
clothing 300
CC 400
other 661
I am looking to pay off a?high interest credit card. The current rate is nearing?13.9 percent. I would like to transfer the amount owed into a monthly payment so I can finally get rid of the card. It is a?visa citi card.?They recently raised the rate?stating my debt to income ration is?high. I do not believe my debt to income is too high. I know of others that they have decreased limit and increased interest rates for no reason. They are raising the rate to 19.9 percent.
I never missed a payment or late. ?
If I get this loan I am will be paying it off in less than a year. I have received 2 previous loans which I have paid off.
This is the second time I will be trying to get this loan. Thanks for the bid.
thank you for the bid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.75%	Starting monthly payment:	$49.38

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2006	Debt/Income ratio:	19%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,417	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MJ321	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	700-720 (Latest)
Principal borrowed:	$1,300.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
First apartment I need to furnish
Purpose of loan:
This loan will be used to get all the?things I will need going into a new apartment.?

My financial situation:
I am a good candidate for this loan because it is hard for me to get financed through larger loan companies, and most of the time the minimum loan is $5000 and I need less than half to get on my feet. I am a hard worker and payed off my previous loan on prosper.com almost two years early.

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $?400.00
??Insurance: $ 150.00?
??Car expenses: $ 256.00
??Utilities: $ 80.00
??Phone, cable, internet: $ 85.00
??Food, entertainment: $ 20.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 0.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1988	Debt/Income ratio:	25%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	25y 4m
Amount delinquent:	$0	Revolving credit balance:	$14,372	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	juls011	Borrower's state:	Ohio	Borrower's group:	Debt Consolidation & Friends
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008) 640-660 (May-2008) 720-740 (Dec-2007) 720-740 (Sep-2007)
Principal balance:	$734.07	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Want to consolidate bills
Purpose of loan:
This loan will be used to? pay down bills and build up a good credit history
My financial situation:
I am a good candidate for this loan because? I have been employed by the same company for 25 plus years and I pay my bills.?My financial picture is improving, I just received a raise that pushes my income up to over $50,000 per year. My husband's income is rising as well, if?it helps his income will be helping to make the payment and his?monthly net?is?$3734.?

Monthly net income: $ 2104

Monthly expenses: $
??Housing: $ 1456
??Insurance: $ 90
??Car expenses: $411?
??Utilities: $?154
??Phone, cable, internet: $150
??Food, entertainment: $?500
??Clothing, household expenses $
??Credit cards and other loans: $600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$332.77

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1989	Debt/Income ratio:	18%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	21y 8m
Amount delinquent:	$0	Revolving credit balance:	$20,352	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	buffalo115	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	700-720 (Jan-2008)
Principal balance:	$3,892.14	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying off high-interest loan
Purpose of loan:
This loan will be used?to pay-off a high-interest credit cards and continue to pay for my son's college education

My financial situation:
I am a good candidate for this loan because I have had a stable work history for 20 years.? I am a single mother of 2 who has been handling everything on her own.? I have been able to pay my financial obligations in a timely manner.?Would like to pay?off the credit cards and continue to pay my son's college tuition.

Monthly net income: $ 4676

Monthly expenses: $
??Housing: $ 3048
??Insurance: $ 99
??Car expenses: $ 150
??Utilities: $ 150
??Phone, cable, internet: $ 186
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $ 250 son's college fund
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$82.11

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-2003	Debt/Income ratio:	11%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ds5184	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (May-2009) 720-740 (Sep-2008)
Principal balance:	$3,774.10	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Fix my truck and pay bills
Purpose of loan:
This loan will be used to put a new clutch in my truck and pay some bills.

My financial situation:
I am a good candidate for this loan because I am financially stable.? I have been working at the same job (different owners)?for over?6 years.? I will use this loan to pay some bills and fix my truck.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420283
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$135.48

Auction yield range:	6.23% - 22.00%	Estimated loss impact:	5.39%
Lender servicing fee:	1.00%	Estimated return:	16.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1988	Debt/Income ratio:	41%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	14y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,695	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	believeit	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	720-740 (Latest)
Principal borrowed:	$18,001.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008) 680-700 (Sep-2007) 600-620 (Jul-2007) 540-560 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Paying for home improvements
Purpose:? I?need to make home repairs on my townhouse and purchase a laptop for an online business I am starting.? I have just paid a Prosper loan in full a year early and I will be starting an online business which I project will net 500.00 monthly as income.

Monthly net income: $ 3600?
Monthly expenses:??? ? $??? 2580
Left over amount???????????????? 1020?????????????
mortgage:???????????????????????????? 1173
Insurance:???????????????????????????????? 90?????????????????????
Car note:???????????????????????????????? 342?????
Utilities:???????????????????????????????????? 80
Phone, cable, internet:????? 120
Food, entertainment:????????275
Clothing/hh?????????????????????? 80
Credit cards:?????????????????????? 0

monthly??Loans include:?
Bank of America?????????????? 200??
Credit?union???????????????????? 200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1991	Debt/Income ratio:	50%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$28,935	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unrelenting-finance	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit card bills and some small household improvements.
My financial situation:
I am a good candidate for this loan because I am employed full time, am an exempt employee, have not missed one day of work in more then 10 + years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$104.76

Auction yield range:	11.23% - 28.00%	Estimated loss impact:	10.70%
Lender servicing fee:	1.00%	Estimated return:	17.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1991	Debt/Income ratio:	25%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$34,772	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	gold-jet2	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking for another Chance
Purpose of loan:
This loan will be used to?pay off high interest debt on CC and personal loans?

My financial situation:
I am a good candidate for this loan because I understand that I made stupid mistakes, and a new beginning starts with admitting fault(s), I have some high interest credit that I would like to attack and work towards getting out of debt, though this takes time, I am more than dedicated to paying promptly and trying to get this loan paid?in full within a short period, target is less than a year.? Thanks for the consideration.? I have a secure job as a Regional Sales Manager in a secure career field, my base salary is listed and includes no commission, which is rewarded quarterly and? annually.?? I do own a home and have no car payments.

Monthly net income: $ 3200 + comm, also spouse has an income of $2000

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 150
??Car expenses: $ 200,?
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 600
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$108.57

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1985	Debt/Income ratio:	2%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	23y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,350	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bta6518	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 38% )	600-620 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	5 ( 63% )	620-640 (May-2009) 540-560 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Zero Debt - Please read!
Purpose of loan:
I have finally paid of?ALL my debt excluding my wifes loan on our home as of 8/11/2009!!!?? Am on my way to rebuilding my credit.?

This loan will be used?for a new washer and dryer?and a couple other household items that are in dire need of repair.??

I work for Boeing as a Project Manager leading a software program working on the 787.

Monthly net income: $
5,500
Monthly expenses: $
??Housing: $ 1000.
??Insurance: $ 75
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $?100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $?Zero
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420291
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	14.23% - 18.00%	Estimated loss impact:	14.79%
Lender servicing fee:	1.00%	Estimated return:	3.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1990	Debt/Income ratio:	9%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	13y 10m
Amount delinquent:	$0	Revolving credit balance:	$129,599	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	orange-keen-principal	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to consolidate credit cards that are at a higher rate, and to pay off that debt within 3 years.

My financial situation:
I am a good candidate for this loan because my annual income is over $300,000 and I have deferred comp installments which start in January of 2010?and will net me lump sum installments of over $15,000 per year.

Monthly net income: $ $15,250

Monthly expenses: $
??Housing: $ 3500
??Insurance: $ 178
??Car expenses: $ 0
??Utilities: $?300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 1000
??Clothing, household expenses $ 1000
??Credit cards and other loans: $ 1500
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$143.70

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1977	Debt/Income ratio:	66%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	22 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	32y 11m
Amount delinquent:	$0	Revolving credit balance:	$14,753	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	blaclkbutter	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$2,387.72	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
a New Beginging
Purpose of loan:
This loan will be used to? help me start getting all the materials I need to go back to school. I have put everything I hae into helping my daughter get through school and now its my turn but I really need some help with doing that.

My financial situation:
I am a good candidate for this loan because?? I have a long standing history of being decicate to my respondsibilities.. I have been on my job for over 30 years and Now I am aspiring to something more with my life... I need this loan to help me go back to school to pursue a degree in pshycology so that I can one day become a consuler for children..

I would greatly appreciate the help in re-creating my future..????????????

Monthly net income: $ 2000????????????

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150?
??Car expenses: $0
??Utilities: $ 60
??Phone, cable, internet: $100
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$94.33

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1983	Debt/Income ratio:	46%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$59,634	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Mommc2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Nov-2007)
Principal balance:	$1,588.93	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
New windows that don't leak
Purpose of loan:
New windows for?the house.

My financial situation:
Please help!

This is my?second listing.??I have a current Prosper loan, and? you can see that I am current with it, have it on auto-pay and never miss a payment.??

I have been at my job for over?5 years so I have a steady income.? I also?sell Avon to?make extra money.? I worked full time and put myself through college.? All of my student loans are paid off.? I have never defaulted on any loans.? I have always worked hard and have always paid my debts.?

I?was?sticking to a budget?to pay off all my credit cards, but the last year I was using every dime including credit to help?my mom out with the caregiver expenses for my dad.??Since Dad's passing I'm doing pretty good?getting back on track, but I don't have the lump sum I need for the windows and the interest rate the window company want to charge is ridiculous.??

New windows for the part of the house has become a priority due to some leaking.?

Monthly net income: $4,200.00

Monthly expenses: $
??Housing: $?600 (this?is my contribution, my husband pays the rest)
??Insurance: $ 127.00
??Car expenses: $ 420.00
??Utilities: $?276.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1388.00
??Other expenses: $ 0.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$424.52

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2003	Debt/Income ratio:	24%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,269	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bewitching-p2ploan	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please Help w/ 1st Commercial Deal
Purpose of loan:
This loan will be used to pay towards the appraisal, building inspection, title search and close to help aid in the purchase our first commercial, monthly cash flow investment building.? This is a biotechnology building which provides life sciences research and development outsourcing services.? It offers various solutions to the biotechnology industry, as well as to academic institutions, government agencies, and pharmaceutical companies worldwide.? It is a 10-year-sale-leaseback, with 2.5% annual increases in rent, starting at a market rate of $18.00 PSF rent, absolute net (NNN), with no landlord responsibilities.? This represents a 9.0% capitalization rate on a 1st year net operating income of $ 579,492.? We also have a commercial lender in place to fund our deal, I just have to cover the appraisal and costs associated with obtaining the building.?? The loan that you lend me can be paid back in full within 30-60 days.

My financial situation:
I am a good candidate for this loan because this loan will help pave the way for the commercial business my fiance and I are starting.? We have the knowledge and the deals waiting-- we just need a little jump start to help get our first deal closed and then the possibilities are endless! Also, my job is very stable, my current salary is $ 41210, which allows me to make my monthly payments on this loan.? I am due for my promotion this November which will increase my salary to $50408. As stated earlier, once we can close on this deal, the plan is to pay off this loan immediately. I am confident and ask that you may feel the same way and be comfortable to lend to me.

Monthly net income: $ 2278

My re-current monthly expenses consist of:
- my portion of rent $ 650
- average payments toward previous credit borrowed $ 275
- payment toward my student loans $ 100
- car insurance $ 78
- cell phone $ 80

Total monthly expenses of bills = $ 1183
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.64%	Starting borrower rate/APR:	17.64% / 20.10%	Starting monthly payment:	$53.96

Auction yield range:	6.23% - 16.64%	Estimated loss impact:	5.29%
Lender servicing fee:	1.00%	Estimated return:	11.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	32	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,346	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$100,000+
Delinquencies in last 7y:	30	Homeownership:	No
Inquiries last 6m:	0
Screen name:	finance-sequoia0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Updating bath and kitchen
Purpose of loan:
This loan will be used toward updating our kitchen and one bath.?

My financial situation:
I am a good candidate for this loan because??? I have a steady income (and high household income).? I have no credit-card debt and have paid off car loans.? Prefer to use cash and avoid debt, but need a bit of a boost to the checking account for this project!?

Monthly gross typically $9000.? Household income adds additional $5800 gross per month.? Our monthly expenses total roughly $4300.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,310.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$399.10

Auction yield range:	6.23% - 22.00%	Estimated loss impact:	5.39%
Lender servicing fee:	1.00%	Estimated return:	16.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1973	Debt/Income ratio:	15%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,216	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	29%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	0
Screen name:	proper-income	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help achieving life long dream!
***This is a repost, first attempt at double the amount was unsuccessful - I am slashing loan request by 50%, as I am now capable and will cover more down payment to buy a vehicle chosen.

Purpose of loan:
After 20+ years of adulthood on top of my entire childhood growing up around classic automobiles and hot rods, I've long desired my very own "collectible" original, classic or hot rod vehicle and feel I am in a new time of my life where I can finally afford payments for one.

I've always been partial to 1928-1932 Fords/Chevys/Plymouths, as well as those considered Tri-5 models, the 1955, 1956 and 1957 Chevrolet Sedans (hard tops, convertibles, 150, 210, Bel Air, etc.). I believe I am in a financial position (with a little help) to finally afford one!

My current financial situation:
FIRST - I would be placing up to 50% down on the vehicle I buy - so I will have a personal, much invested?interest in keeping up ALL payments on the vehicle!

NEXT - I ?have?NO rent or mortgage...My Fiance and I?reside in a house that is MORTGAGE FREE
Same employer 3+ years now
Earn nearly $30/hr which will hopefully be growing by this time next year
I've obtained 2 merit/performance based raises in past 2 years
I am growing my personal Bank Account with frequency

Presently:
My NET income is?approx. $4000/mo (thats after taxes, I bring home nearly?$4000/mo)
My Debt is approx. $750-$1000/mo (thats 1 credit card, 1 existing auto loan (soon to be paid off), and typical insurances, general living and other personal expenses)

Combined, that leaves nearly $3000-$3250 as discretionary, monthly income!

I've recently paid off a Motorcycle Loan and just last month, another separate?Auto Loan.

Of which, based on the above information, I would love to finally purchase something at this time that would bring both my Fiance and I great pleasure and enjoyment in driving, as well as allow me to reach my childhood/adulthood dreams, which is owning a Classic vehicle, original or hot rod.

Thank you for your consideration and I am hoping for a positive response!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$144.76

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1994	Debt/Income ratio:	18%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$448	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bmetjpf	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,900.00	< mo. late:	0 ( 0% )	600-620 (May-2009) 640-660 (May-2008) 640-660 (Apr-2008) 620-640 (Nov-2007)
Principal balance:	$1,662.24	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
consol all debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I am willing to pay a high interest.

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $?645
??Insurance: $ 150
??Car expenses: $50?
??Utilities: $ 125
??Phone, cable, internet: $ 75
??Food, entertainment: $ 250
??Clothing, household expenses $150
??Credit cards and other loans: $?425
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1988	Debt/Income ratio:	19%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	65	Length of status:	25y 8m
Amount delinquent:	$37,151	Revolving credit balance:	$15,898	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	61	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mnman1	Borrower's state:	Minnesota	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008) 620-640 (Jun-2008)
Principal balance:	$745.35	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Paying of lower rate cards
Purpose of loan:
This loan will be used to? pay off lower rate cards and/or save in event of emergency

My financial situation:
I am a good candidate for this loan because? I have been current with all my credit card payments and my prosper loan. My credit score has gone up 20 points according to Prosper, yet my rating has gone from a "c" to HR. I'm not sure why that is. My income has gone down some due to a loss of overtime, but my living expenses have gone way down also.? My house sold in May, and I am renting a mother in law apartment for a very reasonable 400 per month, including utilities.

Monthly net income: $ 3100

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 100 (auto)
??Car expenses: $ 100?? gas
??Utilities: $ 0
??Phone, cable, internet: $ 70.00 phone?? no cable, internet?at the library
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420325
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1999	Debt/Income ratio:	12%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	52	Length of status:	26y 0m
Amount delinquent:	$1,026	Revolving credit balance:	$1,491	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 4	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ArmyVet53-needhelp	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	47 ( 92% )	600-620 (Latest)
Principal borrowed:	$6,032.00	< mo. late:	4 ( 8% )	620-640 (Apr-2009) 560-580 (Mar-2008) 560-580 (Feb-2008) (Mar-2006)
Principal balance:	$2,095.92	1+ mo. late:	0 ( 0% )
Total payments billed:	51
Description
Car repairs
Hi,

I? plan to use loan for car repairs.? Payments will be made on time.? I had??two loans (one has been?paided out).

Any assistance you can provide would be greatly appreciated.

Thank you.

Annual Salary:????????????$51,594, Biweekly: $1321.95? Monthly:? $2,642.00
Monthly Expenses:?
?? Mortgage????????????????$888.63
???Utilities???????????????????$200.00
???Cellphone??????????????? ?$45.00???
???Credit Cds/Loans?????$200.00
???Car Pymt??????????????? $150.00
???Car Ins?????????????????? $113.00
?? Cable/Internet?????????? $60.00
?? Prosper????????????????? $135.75

Public Record Delingencies:? State Tax Lien - arrangement made with Georgia Dept. of ?Revenue to pay taxes ($70) per month through Payroll Deduction.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420331
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$437.36

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1984	Debt/Income ratio:	9%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,394	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	organized-durability	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Design to Sell!
Purpose of loan:
Kitchen and Bath remodel.??Our 21 year old home needs some more cosmetic upgrades to help facilitate a profitable sale.? We've already painted thoughout, installed some Laminate flooring and completely relandscaped the yard.? We need some additional fundng to complete the Kitchen and Bath upgrades.
My financial situation:
I am a good candidate for this loan because I take pride in my things.? My home is well taken care of but is starting to show it's age.? I have steady employment with a company I've been with over six years, holding several design and management positions.? In 2008 I actually relocated to South Florida with my company and now need to make the best sale possible on our home in Michigan.? I have no problem making monthy payments but need an infusion of cash to purchase materials.

Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $ 875.00
??Car expenses: $ 125.00
??Utilities: $?65.00
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 250.00
??Credit cards and other loans: $ 350.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.90%	Starting borrower rate/APR:	24.90% / 27.20%	Starting monthly payment:	$317.66

Auction yield range:	17.23% - 23.90%	Estimated loss impact:	19.37%
Lender servicing fee:	1.00%	Estimated return:	4.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1996	Debt/Income ratio:	17%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	13	Length of status:	1y 9m
Amount delinquent:	$303	Revolving credit balance:	$1,372	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	CountZero	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	720-740 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	700-720 (Jun-2008)
Principal balance:	$2,146.96	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Loan to consolidate debts
I am looking for a loan to consolidate my debts into one (hopefully low APR) monthly payment and to help simplify my cashflow.

This loan will be used to consolidate various credit card debt and pay off some bills. I believe I am a good cadidate for this loan because I am current on all my debts, including my existing Prosper loan with no missed or late payments. I would repay this loan on time and in full like I always do.
Monthly net income: $ 1,800

Monthly expenses: $ 665
??Housing: $ 225
??Utilities: $ 50
??Cell Phone/Cable/Internet: $ 40
??Food/Household Expenses: $ 250
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$906.70

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2004	Debt/Income ratio:	100%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	17 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$21,460	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	gold-director6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.06%	Starting borrower rate/APR:	25.06% / 27.37%	Starting monthly payment:	$99.48

Auction yield range:	8.23% - 24.06%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1993	Debt/Income ratio:	22%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Social Worker
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	1
Screen name:	gentle-trade	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off payday loans
Purpose of loan:
This loan will be used to pay off high interest loans that I took out to help my family.

My financial situation:
I am a good candidate for this loan because I have learned how to budget money despite some mistakes in my past (a bankruptcy).? I have late payments in the past because I was trying to sell a house and the lender recomeded that I stop making payments so that I could?qualify for a short sale.?Looking back this may not have been the best course of action as it eventually led to my bankruptcy filing.

I am a very responsible?person and?I? am very careful with my financial decisons.? I was unable to qualify for a tradtional loan due to the bankruptcy and that is why I turned to the pay day loans.? I have a great job and good steady income.? I am able to make monthly payments if someone could give me a chance.?

Monthly net income: $ 3778

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 250
??Car expenses: $ 309
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 630 (payday loan payments)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$200.38

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1999	Debt/Income ratio:	14%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	29y 6m
Amount delinquent:	$0	Revolving credit balance:	$30,367	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	receptive-loan	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Newlywed consolidating credit cards
Purpose of loan:
This loan will be used to pay off and consolidate my credit cards.

My financial situation:
I am a good candidate for this loan because I have a steady job; I've been employed with the same organization since 2001 and I've been promoted 4 times. I recently paid off my car (320/month) and lowered my rent by $100. I'm currently paying $200 a month for the two credit cards I want to consolidate. I plan on using the combination of savings and current payment to pay for this loan - and finally get out of credit card debt and never go back! About a month ago, I posted a Prosper loan for 14k and I didn't get a competitive rate; since, I've consolidated my debt to a credit card with a 10% fixed apr; I have 6k on that card. I have 8k on a card with about a 22% apr. I'm hoping Prosper can give me a lower rate this time.

Monthly net income: $
I make 101k a year; so monthly it varies if I get paid 2 or 3 times.

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 120
??Car expenses: $ paid off
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Credit cards and other loans: $ 350 (undergrad and grad school loans)
??Other expenses: $ 80 transportation - NYC Subway
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$109.97

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1996	Debt/Income ratio:	16%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	14	Length of status:	9y 11m
Amount delinquent:	$315	Revolving credit balance:	$441	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	60	Homeownership:	No
Inquiries last 6m:	3
Screen name:	marriage101	Borrower's state:	California	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	(Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Just a little help!
Purpose of loan:
This loan will be used to pay off the remainder of my debts.? To just have one loan to pay back. Should be able to pay the loan back in 2 years instead of 3.

My financial situation:
I am a good candidate for this loan because I previously received a loan from prosper in 2006.? I had no late payments and even made extra payments.?

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $
??Insurance: $ 2300 yearly-..?
????Car expenses: $470.00
??Utilities: $ 350.00
??Phone, cable, internet: $?238.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $300.00
??Credit cards and other loans: $ 3000.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1984	Debt/Income ratio:	36%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,464	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	annybanana	Borrower's state:	Washington	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	26 ( 96% )	660-680 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	1 ( 4% )	640-660 (May-2008) 620-640 (Apr-2008) 600-620 (Mar-2008) 600-620 (Dec-2007)
Principal balance:	$3,464.97	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Prosper + Me = Win/Win Situation
ABOUT ME:? Thanks for taking the time to read my ad.? I am presently a 50-year-old single mother living with my 16-year-old son.? I am working full-time as an at-home Medical Transcriptionist which I have done for the past 16 years.? I have made great successes in improving my credit and?will continue to do so.?

For?four years I have gotten back on my feet and paid all my bills on time including my car and rent.? ? I have previously paid off one loan through Prosper and am paying on a current loan which I would pay off also with this new loan.?

WHAT I WILL DO WITH THE MONEY LOANED TO ME: The $4,800 loan I am requesting will pay off the loan I presently have with Prosper and the rest will go towards deposit for a rental home I am sharing with my daughter and new son-in-law.??

HERE ARE MY MONTHLY FINANCIAL DETAILS: Net income after payroll deductions from all sources: $2,600; Total monthly Income $2,600; Mortgage/Rent: $ 830.00 (this includes water); Phone: $ 72.00; Gas for car: $50.00 (work at home); Electricity:? $70.00; Car Loan and Operating Expenses: $ 247.56; Food: $ 200.00;? Eating out and entertainment:? $50.00; Insurance: $ 286.00; Cable/Internet: $ 145.00; Clothing, expenses for children, etc.? (Paid by father); Medical/Nonessentials: ?Have $100.00 deposited in Health Account for this. Personal loan $148.46 which will be paid off with the Prosper loan. ???
Total Monthly Expenses: $ 2100.

I will have $500.00.00 left to make the payments on my Prosper loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 14.97%	Starting monthly payment:	$32.92

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-1996	Debt/Income ratio:	62%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$40,252	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	the-clean-return	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
School clothes and supplies
Purpose of loan:
This loan will be used for school clothes and supplies for my 3 children.

My financial situation:
I am a good candidate for this loan because? I am a hard working teacher and mother. By helping my family with this loan, you will be helping us buy backpacks, shoes, clothes, and supplies we need.? We really appreciate your generosity and thoughtfulness which will assist us in starting the school year.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 600
??Insurance: $?75
??Car expenses: $ 100
??Utilities: $ 175
??Phone, cable, internet: $?250
??Food, entertainment: $ 700
??Clothing, household expenses $?150
??Credit cards and other loans: $ 1000
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$152.76

Auction yield range:	8.23% - 21.00%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1999	Debt/Income ratio:	43%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,411	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	visionmatter	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$17,500.00	< mo. late:	0 ( 0% )	700-720 (Aug-2008) 720-740 (Apr-2008) 740-760 (Mar-2008) 700-720 (Nov-2007)
Principal balance:	$3,529.37	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
**Paying Off Higher Int. Card**
Hello and thank you for viewing my listing.

I currently have 1 personal loan with Prosper that I've paid on-time for 10 months now (13.20%), so you know I'll pay back this loan. I have one card with a higher interest rate that I want to turn into a lower interest Prosper loan. I have a Bank of America card balance of $4,000 (24.98%). My credit score in Nov. 2008 was a 742, and only dropped because I paid off a loan, and transferred some of my debt to credit cards with low balance transfer rates of 1.9%, and 2.9%.

I always pay my bills, so you don't have to worry about repayment; just look at my 0 delinquencies/collections.

I would use the Prosper loan to pay off the following loans:
$4,000 Bank of America credit card
-------?
With this?Prosper loan I can get my debt payments lowered, which will give me more breathing room, and allow me to pay off my credit cards ONCE AND FOR ALL.?My current monthly net income is $1,500. I have been at my job about 2 years, 2 months. The payment on my other Prosper loan is $168.95/month.I promise that my payments to Prosper will be my top priority each month. In fact, I am going to have Prosper automatically withdraw my payments each month so that everyone, including myself, knows that my payment will be made on time, every time. I'm not about to make a mistake with this opportunity to start rebuilding my credit.

Thank you again for viewing my listing, and God bless.

P.S. My credit grade is actually better than it looks because I have my debt on credit cards. My score will increase dramatically when I transfer the debt to a Prosper loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$322.78

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1987	Debt/Income ratio:	27%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	29y 0m
Amount delinquent:	$0	Revolving credit balance:	$26,612	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	principal-celebration	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminate Debt & Mos expenses
Purpose of loan:
This loan will be used to? Eliminate and consolidate current net monthly expenses, to improve my finances and retirement savings.

My financial situation:
I am a good candidate for this loan because? I have an excellent credit history, and have been?a?dedicated?employee of AT&T for 29 years plus. I have also submitted a request to join 1st and BEST for Loans group.I am seeking a loan of $8900.00 dollars to eliminate and reduce my monthly net expenses.? Although I will be the only applicant on the loan request, my wife Joan, is also full-time employed.? We both have 700+ credit scores and our overall credit history is excellent. I am a man of integrity and honesty and have never compromised those principle beliefs. I am a father and husband who needs a break.? I conduct myself?honestly in handling credit.
Information in the Description is not verified.